UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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IVEDA SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVEDA SOLUTIONS, INC.

Notice of Annual Meeting of Stockholders

to be held on July 17, 2013

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we” or “us”), will be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on July 17, 2013, at 2:00 p.m. local time, for the following purposes:

1.	To elect seven (7) members of the Company’s board of directors each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed, and qualified;

2.	To consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013;

3.	To hold an advisory vote to approve the Company’s executive compensation;

4.	To hold an advisory vote on the frequency of holding an advisory vote to approve the Company’s executive compensation; and

5.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3, and a vote of “EVERY ONE YEAR” for Proposal 4. The record date for the Annual Meeting is Friday, June 7, 2013. Only stockholders who owned Iveda Solutions common stock as of the close of business on June 7, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is important and all stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy in the accompanying envelope as promptly as possible so that your shares will be voted. The envelope requires no postage if mailed within the United States. If you attend the Annual Meeting, you may revoke the proxy and vote personally on all matters brought before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on July 17, 2013:

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, including financial statements, are available to you at the SEC’s website located at www.sec.gov. The public can also obtain copies by visiting the SEC’s Public Reference Room at 100 F Street NE, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330.

By:	Order of the Board of Directors,
David Ly, Chief Executive Officer, President
and Chairman

June 13, 2013

Mesa, Arizona

IVEDA SOLUTIONS, INC.

1201 S. Alma School Rd., Suite 8500

Mesa, Arizona 85210

(408) 307-8700

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 17, 2013

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we” or “us”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) from holders of the Company’s common stock, $0.00001 par value (“Common Stock”), to be voted at the Company’s Annual Meeting of Stockholders to be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on July 17, 2013, at 2 p.m. local time (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to (i) elect seven (7) members of the Board of Directors (Proposal 1); (ii) consider and vote upon a proposal to ratify the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the year ending December 31, 2013 (Proposal 2); (iii) hold an advisory vote to approve the Company’s executive compensation (Proposal 3); and (iv) hold an advisory vote on the frequency of holding an advisory vote to approve the Company’s executive compensation (Proposal 4).

The complete mailing address of the executive offices of Iveda Solutions, Inc. is 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

The accompanying Notice of the Annual Meeting of Stockholders, this Proxy Statement, and the enclosed proxy card are first being mailed to stockholders on or about June 13, 2013.

Record Date

The Board of Directors has fixed the close of business on June 7, 2013 as the record date (the “Record Date”) for determining the holders of the Company’s Common Stock. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to vote at the Annual Meeting, with each share of Common Stock entitling its holder to one vote on all matters properly presented at the Annual Meeting.

Outstanding Shares

On the Record Date, there were 25,117,548 shares of Common Stock outstanding held by approximately 246 record owners.

Quorum

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual Meeting, or 12,558,775 shares of Common Stock, is necessary to constitute a quorum at the Annual Meeting.

Voting

Each stockholder will be entitled to one vote for each share of Common Stock held of record by the stockholder on the Record Date on all matters submitted for stockholder approval at the Annual Meeting on which the shares are entitled to vote. Stockholders are not entitled to cumulate votes on any proposal proposed for action at the Annual Meeting.

Abstentions and broker non-votes will not be counted as an affirmative or negative vote on any proposal.

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If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on any of the proposals, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. Please note that brokers may not vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to vote your shares.

Proxies

The Board of Directors is soliciting the enclosed proxy for use at the Annual Meeting and any adjournments or postponements of that meeting. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked by the stockholder in accordance with the instructions below, will be voted at the Annual Meeting or any adjournments or postponements thereof in accordance with the instructions in the proxy.

The shares represented by each signed proxy will be voted in accordance with the instructions given on the proxy. If a signed proxy is received but no instructions are indicated, the proxy will be voted as follows:

•	FOR the seven nominees to the Company’s Board of Directors named in this Proxy Statement;

•	FOR the ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2013;

•	FOR the approval of the compensation of the Company’s named executives;

•	in favor of holding an advisory vote regarding the compensation of the Company’s named executives once EVERY ONE YEAR;

•	at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

The person giving any proxy in response to this solicitation may revoke it at any time before the proxy is voted:

•	By filing with the Company’s corporate secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy; or

•	By signing and dating a subsequent proxy relating to the same shares and delivering it to the Company’s corporate secretary before the Annual Meeting; or

•	By attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, Attention: Secretary, or hand delivered to the corporate secretary at the Annual Meeting, at or before the taking of the vote.

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Notice to Beneficial Owners of Shares

Any shares held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients or otherwise held in “street name” may only be voted by the fiduciary, custodian, or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and should instruct the person or entity in whose name the shares are held how to vote. Brokerage houses should provide beneficial owners with instructions that the beneficial owners must follow to direct the voting of their shares.

Solicitation of Proxies

We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Board of Directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone, facsimile or e-mail. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to the beneficial owners of the shares and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of not less than one and not more than 13 members, each of whom serves a one-year term until the next annual meeting or until their respective successor is duly elected or appointed, and qualified.

Unless otherwise specified in the Proxy Statement, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of the nominees named below. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Information Regarding Nominees

The following sets forth certain information about the director nominees based on information these individuals supplied to the Company, including their names, ages, principal occupations for at least the past five years, and their directorships with other companies. All nominees are for a one-year term expiring in 2014.

Shares represented at the Annual Meeting by executed but unmarked proxies will be voted “FOR” the named nominees.

Name	Age	Occupation and Employment History
David Ly	37	Mr. Ly founded Iveda and has served as a director and as the President and Chief Executive Officer since inception. He has held positions with several major corporations, including Applications Engineer at Metricom, Inc. (from 1998 to 2001), Corporate Sales at Nextel Communications (from 2001 to 2002), Market Manager at Door To Door Storage (from 2001 to 2002), and B2B Sales Manager at T-Mobile USA (from 2002 to 2004). While at T-Mobile, his last position before founding Iveda Solutions, he was awarded the prestigious sales award of President’s Club Top Salesman. Mr. Ly received his B.S. in Civil Engineering, with a minor in International Business, from San Francisco State University. Mr. Ly’s day-to-day leadership as our Chief Executive Officer provides him with detailed knowledge of our business and operations. Among other professional experiences, qualifications, and skills, Mr. Ly brings in depth knowledge and understanding of the video surveillance industry, as well as business and engineering expertise and management skills that have been critical to formulating the Company’s short and long-term strategies.

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Joseph Farnsworth	53	Mr. Farnsworth was appointed to Iveda’s Board in January 2010. Mr. Farnsworth has over 25 years of experience in the real estate industry. Since 1995, Mr. Farnsworth has served as President and a director of Farnsworth Realty & Management Co., an Arizona based privately held real estate company. He has also served on the Board of Farnsworth Development, a closely held real estate developer, since 1995, and on the Board of Farnsworth Companies since 2008. From 1987 to 1991, Mr. Farnsworth served as President of Farnsworth International, a real estate investment company based in Taipei, Taiwan, and from 1990 to 1995, Mr. Farnsworth served as President of Alfred’s International, a company with operations in China and Korea. He serves on the Board of Directors of Arizona Brain Food, an organization providing food to lower income school children, and is actively involved with the La Masita, a homeless shelter. He has previously served on the Board of Adjustment for the City of Mesa, Arizona, and also previously served on the City Planning and Zoning Board for the City of Mesa, Arizona. Mr. Farnsworth is a graduate of Brigham Young University with a B.S. in real estate finance and is a licensed Arizona real estate broker. Among other professional experiences, qualifications, and skills, Mr. Farnsworth has substantial knowledge of the usefulness of the Company’s services in the real estate industry and has extensive contacts in the industry. In addition, Mr. Farnsworth has extensive experience in managing companies, as well as a strong background in finance, all of which are vital to the overall success of the Company.

Gregory Omi	52	Mr. Omi has been a director since 2005. Mr. Omi has been working as a senior programmer for Zynga since November 2009, writing online games in Flash for Facebook. From January 2009 to November 2009, Mr. Omi worked at Monkey Gods, LLC, a video game provider, designing Facebook applications as a programmer. From October 2006 to January 2009, Mr. Omi worked at Flektor, Inc., focused on Flash 9 / Flex 2 / Action Script 3, C, XML and Ruby programming for a web application, including video and image processing. Flektor was acquired by FOX Interactive Media in 2007. From October 1996 to June 2006, Greg held the position of Senior Programmer with Naughty Dog, a computer game company, which was acquired by Sony. He has also held programming positions with 3DO (from 1992 to 1996), TekMagic (during 1992), Epyx (from 1986 to 1992), Atari (during 1991), Nexa (from 1982 to 1983 and 1985 to 1986) and HES (during 1983). Mr. Omi assists the Company in overseeing all software development activities and improvements to its technologies including development of a web-based executive dashboard to gather information and functionalities for cameras, video services, digital video recorders and access control. Mr. Omi attended DeVry Institute in Phoenix, Arizona from 1979 to 1980 where he studied industrial electronics engineering. Among other professional experiences, qualifications, and skills, Mr. Omi’s expertise and skills in computer programming, software development, and writing code are instrumental to the development of our products.

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James D. Staudohar	75	Mr. Staudohar was appointed to Iveda’s Board in January 2010. Since 2003, Mr. Staudohar has served as President of Lakeview Enterprises, LLC, providing business advisory and consulting services to companies throughout the Phoenix metropolitan area. From 2007 to 2009, Mr. Staudohar served as the Chief Financial Officer and as a director of Veritest International Corporation, a startup company that raised approximately $2.8 million dollars for the development of a drug screening device. From 1994 to 2002, Mr. Staudohar served as Vice Chairman and Chief Financial Officer of RSI Enterprises, Inc., a multi-million dollar profitable asset recovery business located in Phoenix, Arizona. Prior to 1994, Mr. Staudohar held a number of financial positions, including serving as Vice President and Corporate Controller of Modern Merchandising, Inc. from 1981 until its acquisition by Best Products, Inc. in 1983, when Mr. Staudohar was promoted to Chief Financial Officer and Senior Vice President of Best Products, a $3 billion retail organization, positions he held until 1989. Mr. Staudohar also served from 19731981 as Vice President and Controller of B. Dalton Bookseller during a period when the retail chain grew from 66 to 650 stores.

		In addition to his financial experience, Mr. Staudohar previously served on the Board of Directors of Smith & Wesson Holding Corporation, the publicly traded parent company of the gun manufacturer from 2002 to 2004. He also served as the Chair of Smith & Wesson’s Audit Committee and as a member of the Nominating Committee. Mr. Staudohar presently serves on the Board of Directors and on multiple committees of the Phoenix Sister Cities Commission, a not for profit company. Mr. Staudohar holds a B.A. from the University of Minnesota. Among other professional experiences, qualifications and skills, Mr. Staudohar’s knowledge and understanding of the capital markets and his in-depth experience in corporate finance and business management will provide valuable assistance to the Company in oversight of financial management, internal controls, and strategic planning. Mr. Staudohar also serves as Chairman of the Company’s Audit Committee.

Robert D. Gillen	58	Mr. Gillen was appointed to Iveda’s Board in November 2011. Mr. Gillen is the president of the Law Offices of Robert D. Gillen, Ltd., a law firm assisting clients with domestic and international planning, with offices located in Scottsdale, Arizona and Naperville, Illinois. Mr. Gillen is an international speaker and has extensive experience in advising businesses and professionals on tax and legal matters. Mr. Gillen graduated from the University of Illinois in 1976 with a Bachelor of Science in Business Administration and from IIT Chicago Kent College of Law in 1979 with a Juris Doctor Degree with Honors. Mr. Gillen has been active in the cellular industry since its inception and has assisted in the development of the cellular network. Mr. Gillen has served on various boards of directors and advisory committees for growing companies, as well as donating his time and expertise on not-for-profit boards. Mr. Gillen has also authored many articles on business, tax and legal matters.

Chen-Ho (Alex) Kuo	50	Mr. Kuo was appointed to Iveda’s Board in November 2011. In 2009, Alex Kuo was hired by Iveda as a consultant to facilitate the acquisition of MEGAsys-Taiwan. Shortly after the completion of the acquisition, in May 2011, Iveda hired Mr. Kuo as Senior Vice President of Global Strategies-Asia, and he was recently promoted to Chief Strategy Officer. Mr. Kuo has 20 years of executive experience at Acer Group. Prior to Acer, he was General Manager at Servex/Anextek from 2001 to 2007. He also held Vice President and Senior Vice President positions at China Security and Surveillance Technology (NYSE:CSR), FalconStor Software (NASDAQ: FALC), and Global Data Solutions Limited from 2007 to 2010. Mr. Kuo also serves as an instructor at the Cloud Computing Industry Association of Taiwan. Mr. Kuo received his Masters of Science and Technology Innovation Management from George Washington University and his undergraduate degree from National Taiwan University.

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Alejandro Franco	60	Mr. Franco was appointed to Iveda’s Board in November 2011. Mr. Franco has been serving Iveda as a consultant for over a year, with respect to business development and strategic partnership opportunities in Mexico. He has been advising and facilitating the Company’s negotiations with a telecommunications company in Mexico. Mr. Franco has 26 years of cross-industry experience and accomplishment with leading start-up and high-growth companies. He is known for delivering strong and sustainable revenue and profit gain in highly competitive markets throughout China, Taiwan, USA, Mexico, and Brazil. He has extensive experience in leading large-scale, complex, global operations in China, Taiwan, Latin America, and the U.S. Mr. Franco is the president and founder of Amextel in Mexico. He also founded and was president of TVM, Inc., in Mexico from 1985 to 1988 and Bela Corp. in the U.S. from 1988 to 2000. Mr. Franco has a degree in Economics from UNAM University, Mexico, a degree in Industrial Design from IBERO University, Mexico, and Masters in Theology from Oblate University, San Antonio Texas.

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Meetings of the Board of Directors; Committees

The Board of Directors has appointed an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The following table summarizes our committee membership. Mr. Ly, as a member of management, does not sit on any committees.

					Nominating & Corporate
Name	Audit		Compensation		Governance
David Ly
James Staudohar	X	(1)	X
Gregory Omi			X		X	(1)
Joseph Farnsworth	X		X	(1)	X
Robert Gillen	X
Alex Kuo			X		X
Alejandro Franco			X		X

(1)	Chairman

Audit Committee. The Audit Committee was established on February 18, 2010 and operates pursuant to the Audit Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Audit Committee held 4 meetings during the last fiscal year. The Audit Committee Charter lists the purposes of the Audit Committee as overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and providing assistance to the Board of Directors in monitoring: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements; (3) the independent auditor’s qualifications and independence; and (4) the performance of the Company’s internal audit function, if any, and independent auditor. The members of the Audit Committee are Messrs. Staudohar (Chairman), Farnsworth and Gillen. The Board of Directors has determined that Mr. Staudohar is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board of Directors’ conclusion regarding the qualifications of Mr. Staudohar as an audit committee financial expert was based on his service as a chief financial officer of numerous companies in various industries, his experience as a certified public accountant and his degree in accounting.

Compensation Committee. The Compensation Committee was established on February 18, 2010 and operates pursuant to the Compensation Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Compensation Committee held 3 meetings during the last fiscal year. The Compensation Committee is responsible for: (1) setting base compensation for all executive-level employees; (2) approving bonus plans for executive-level employees; (3) authorizing issuance of Company stock options and/or warrants; (4) reviewing and making recommendations to the Board of Directors regarding bonus plans for non-executive level employees; and (5) making recommendations to the Board of Directors regarding the Company’s profit-sharing plans. The Compensation Committee is required to consist of at least 2 members. The members of the Compensation Committee are Messrs. Farnsworth (Chairman), Staudohar, Omi, Kuo and Franco. Any compensation decisions regarding members of the Compensation Committee are made by the full Board of Directors. The Compensation Committee did not utilize the services of an external compensation consultant during the fiscal year ending December 31, 2012. The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee.

Nominating and Corporate Governance. The Nominating and Corporate Governance Committee was established on February 18, 2010 and operates pursuant to the Nominating and Corporate Governance Committee Charter which can be found at the Company’s website at www.ivedasolutions.com/investor-relations/corporate-governance/. The Committee held 4 meetings during the last fiscal year. The members of the Nominating and Corporate Governance Committee are Messrs. Omi (Chairman), Farnsworth, Kuo and Franco. The Nominating and Corporate Governance Committee is responsible for: (1) selecting director nominees for the Board of Directors; (2) developing and reviewing the Company’s governance principles; (3) evaluating the performance of the Board of Directors and its committees; (4) providing recommendations to the Board of Directors concerning the structure and membership of the committees of the Board of Directors; and (5) reviewing, approving and ratifying transactions, if any, with related persons. The Nominating and Corporate Governance Committee does not have established minimum qualification requirements for potential directors, and instead evaluates each candidate on a case-by-case basis, including review of the candidate’s resume, interviews with the candidate, and interviews with the candidate’s references. The Nominating and Corporate Governance Committee has not paid any fees to a third party to identify or evaluate potential nominees.

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Meeting Attendance

The Board of Directors met 4 times during the last fiscal year. Each director attended over 75% of the meetings of the Board of Directors and each committee on which he served and which met during the last fiscal year.

Independence of the Board of Directors

The Board of Directors has determined that Messrs. Farnsworth, Omi, Staudohar and Gillen each qualify as an independent director based upon those individuals’ freedom from relationships with the Company which would impair their ability to exercise independent judgment on behalf of the Company, insofar that none of such persons is party to any consulting, advisory or other arrangement with the Company (other than compensation for their service on the Board of Directors) and none of such persons is an “affiliated person” of the Company or any of its subsidiaries (as such term is defined for purposes of Section 10A(m)(3)(B)(ii) of the Securities Exchange Act). Messrs. Farnsworth, Omi, Staudohar and Gillen each meet applicable corporate governance standards for independence both as a director and as a member of the committee on which such director serves. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this Proxy Statement in making this determination.

There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to the Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of the Company’s affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person. There are no family relationships among our executive officers and directors.

Director Nomination Procedures

The Nominating and Corporate Governance Committee considers recommendations from securities holders for candidates for the Board of Directors, as well as candidates recommended by current directors, company officers, employees and others.

Each of the nominees is an incumbent director. The Board of Directors believes that all of the nominees possess a desirable understanding of the Company and the industry in which it operates, and are independent and otherwise qualified to serve on the Board of Directors, and therefore recommends that all nominees be re-elected as members of the Board of Directors.

Communication with Directors

Any stockholder who wishes to communicate with members of the Board of Directors, individually or as a group, may do so by writing to the intended member or members of the Board of Directors, c/o Secretary, Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210. Communications should be sent by overnight or certified mail, return receipt requested. All communications will be submitted to the Board of Directors in a timely manner.

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Required Vote

Assuming the existence of a quorum, the seven nominees receiving the most votes will be elected directors. Nevada corporate law provides that directors are elected by a plurality of the votes cast by the stockholders who are entitled to vote and are present in person or represented by proxy at the meeting. In other words, the seven nominees receiving the most votes, even if less than a majority of the shares cast, will be elected to the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Director Compensation for Fiscal Year Ended December 31, 2012

Directors have received stock compensation for their service on the Board of Directors, and are reimbursed for attendance of meetings for all non-employee directors. For the year ended December 31, 2012, all directors listed below received stock awards in the forms of options. Joseph Farnsworth, James Staudohar, Gregory Omi, Alex Kuo, Robert Gillen and Alejandro Franco received 50,000 options each.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Options Awards ($)(7)		Non-Equity Incentive Plan Compensation	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joseph Farnsworth	-	-	$13,491	(1)	-	-	-	$13,491
James Staudohar	-	-	$13,491	(2)	-	-	-	$13,491
Gregory Omi	-	-	$13,491	(3)	-	-	-	$13,491
Alex Kuo	-	-	$13,491	(4)	-	-	-	$13,491
Robert Gillen	-	-	$13,491	(5)	-	-	-	$13,491
Alejandro Franco	-	-	$13,491	(6)	-	-	-	$13,491

(1) As of December 31, 2012, Mr. Farnsworth had 230,000 options outstanding.

(2) As of December 31, 2012, Mr. Staudohar had 155,000 options outstanding.

(3) As of December 31, 2012, Mr. Omi had 230,000 options outstanding.

(4) As of December 31, 2012, Mr. Kuo had 200,000 options outstanding.

(5) As of December 31, 2012, Mr. Gillen had 100,000 options outstanding.

(6) As of December 31, 2012, Mr. Franco had 100,000 options outstanding.

(7) See Note 8 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K, filed on April 1, 2013 and provided by the Company along with this proxy statement, for information regarding assumptions underlying the valuation of equity awards.

Mr. Ly received a salary of $135,225, a bonus of $60,000 and 50,000 options at an exercise price of $1.10 per share in fiscal year 2012 for his service as CEO and President of the Company.

Mr. Kuo received a salary of approximately $37,200 in 2012 for his services as Chief Strategy Officer of the Company.

In a meeting held November 4, 2012, the Compensation Committee approved the annual grant of 50,000 stock options per director (but not including David Ly) and cash compensation of $500 per director per meeting (except that the chairman of the Board of Directors is to receive $750 per meeting). Each of these compensation items apply to the fiscal year 2013 and do not apply to the fiscal year 2012.

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Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer also serves as its Chairman of the Board of Directors. The Board of Directors believes maintaining flexibility regarding whether to combine or separate the positions of Chairman and Chief Executive Officer permits it to select the most qualified candidate for the position of Chairman, including a member of management if the Board of Directors believes he or she will provide the most effective leadership for the Board of Directors. The Board of Directors believes that this leadership structure is advantageous because it allows the Company to speak on a unified and consistent basis to its various constituents, both internal and external, and fosters accountability and effective decision-making.

The Board of Directors and each of its standing committees (Audit, Compensation, and Nominating and Corporate Governance) oversee the management of risks inherent in the operation of the Company’s business. The Board of Directors has delegated certain risk management responsibilities to the committees. The Board of Directors and the Audit Committee evaluate Company policies with respect to the Company’s liquidity risk, regulatory risk, operational risk and enterprise risk through reviews, as needed, with management and other advisors. The Board of Directors and the Governance and Nominating Committee monitor the Company’s governance and succession risk through reviews, as needed, with management and outside advisors. The Compensation Committee reviews the impact of the Company’s compensation program and the associated incentives to determine whether they present a significant risk to the Company. The Board of Directors has concluded, based on its reviews and analysis of the Company’s compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Recommendation of the Board of Directors

The Board of Directors urges the stockholders to vote “FOR” each of Messrs. Ly, Farnsworth, Omi, Staudohar, Gillen, Kuo and Franco.

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MANAGEMENT

The following table sets forth certain information with respect to the Company’s officers and other key employees as of June 13, 2013. Executive officers of the Company are appointed by the Board of Directors, and hold office until they resign, they are terminated by the Board of Directors, or their successors are elected and qualified. There are no family relationships among our executive officers and directors.

Name	Age	Current Position	Tenure

David Ly	37	Chairman, Chief Executive Officer and President	October 2003 to present(1)

Luz Berg	51	Chief Operating Officer, Chief Marketing Officer and Secretary	November 2004 to present(2)

Alex Kuo	50	Chief Strategy Officer	May 2011 to present

Brian Duling	55	Chief Financial Officer, Treasurer	August 2012 to present

Richard Gibson	61	Senior Vice President of Global Sales and Support	October 2011 to present

(1)	Mr. Ly founded Iveda Solutions and has served as its President and Chief Executive Officer since inception in 2003, and has served as Chief Executive Officer, President and Chairman of the Company since the October 15, 2009 merger.

(2)	Ms. Berg started with Iveda Solutions as the Vice President of Marketing in November 2004, was promoted to Senior Vice President of Operations & Marketing in May 2007, and was further promoted to Chief Operating Officer, Chief Marketing Officer and Secretary of the Company effective October 15, 2009.

Information concerning the principal occupation of Messrs. Ly and Kuo are set forth under “Election of Directors.” Information concerning the principal occupation during at least the last five years of the other executive officers of the Company who are not also directors of the Company is set forth below.

Luz A. Berg has served as the Company’s Chief Operating Officer, Chief Marketing Officer and Secretary since October 15, 2009.  Previously, Ms. Berg served as the Company’s VP of Marketing since 2004 and was promoted to Senior VP of Operations & Marketing in 2007.  Ms. Berg has extensive experience in developing and implementing results-driven marketing communications plans for lead sales generation, building brands, brand revitalization, and customer retention in a wide-range of industries and was hired based on her marketing experience.  Ms. Berg has over 20 years of business experience in a variety of industries, with proven track record in building a startup company from the ground up. She has been working alongside the CEO since inception, making sure that the Company remains focused on its goals and the founder’s vision realized. Ms. Berg manages the Company’s day-to-day operation, formulating policies and procedures, managing human resources, and accounting and finance. Ms. Berg has extensive experience in developing and implementing results-driven marketing communications plans for lead/sales generation, building brand, brand revitalization, and customer retention in a wide-range of industries. She has been instrumental in the Company’s messaging and image building. Ms. Berg served as the Director of Marketing at Cygnus Business Media from 2003 to 2004 and at Penton Media from 2001 to 2003.  She has also worked in the high-tech industry at Metricom, serving as Marketing Programs/Channel Marketing Manager from 1999 to 2001, and Spectra-Physics Lasers, serving as Marketing Communications Specialist from 1991 to 1999.  Ms. Berg received her B.A. in Management from St. Mary’s College in California.

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Brian Duling Brian Duling joined the company in 2012 as Chief Financial Officer and Corporate Treasurer. He has over 25 years’ experience as a chief financial officer in high tech companies, for both private and publicly-held companies. Prior to joining the Company, Mr. Duling served as Chief Financial Officer and Chief Operating Officer at PSS, Inc., from 2009 to 2012. PSS, Inc. is a private company that assists businesses with improving their customer service and communications systems by transitioning customer contact centers into integrated multi-media centers. Also during this time, from 2009 to 2012, Mr. Duling worked as Chief Financial Officer at Global Profit Technologies, Inc. (GLPT:PK), a publicly-traded company that provides proprietary foreign exchange trading software, enabling traders to trade foreign exchange currencies in an automated manner. Prior to this, from 2006 to 2009, Mr. Duling served as Executive Vice President of Administration and Chief Financial Officer of Cology, Inc., a private company that provides student loan origination technology and services to lenders. From 2002 to 2005, Mr. Duling served as Chief Financial Officer of Trimble Mobile Solutions, a wholly-owned subsidiary of Trimble Navigation (NASDAQ: TRMB), an integrator of wireless, GPS, and web-based software information technology. From 1998 to 2002, Mr. Duling served as Chief Financial Officer of Tiros Corporation, an international developer of high-tech equipment for semiconductor manufacturers. Prior to Tiros, from 1992 to 1998, Mr. Duling was the Chief Financial Officer and Chief Operations Officer at Wordlink, Inc., a provider of IT consulting, software development, and Internet services. From 1986 to 1992, Mr. Duling worked as Chief Financial Officer at Cellular One, a wholly owned subsidiary of SBC Communications (NYSE:T).

Richard Gibson joined Iveda in October 2011 as Senior Vice President of Global Sales & Support. Mr. Gibson comes to Iveda with 30 years’ experience in IT, networks, and security. He has held leadership positions in large companies such as IBM and Motorola, as well as in several smaller companies. From 2008 up to just before Mr. Gibson joined Iveda in October 2011, he was Senior Vice President of Sales and Service at SEER Technology, Inc. From 2005 to 2008, Mr. Gibson provided consulting services in sales, marketing, start-up funding, and business plan development to small technology companies. Mr. Gibson worked at CYBERAIR Technologies, Inc. from 2003 to 2005 as Senior Vice President of Sales and Marketing. From 1999 to 2003, he worked for Motorola Global Infrastructure Solutions as Director of Business Development. From 1997 to 1999, Mr. Gibson worked for NETSAFE and INTERCELL in sales and marketing executive roles. Mr. Gibson held sales and marketing management positions at Motorola Government Electronics from 1992 to 1997. He started his professional career at IBM as Senior Market Representative from 1988 to 1992 and Systems Engineer from 1979 to 1988. Mr. Gibson is managing the company’s sales organization, including direct, resellers, and distribution channels. He is also managing Iveda’s strategic sales initiatives in the U.S. and overseas. Mr. Gibson is in charge of establishing and enhancing new sales and customer service methodologies, systems, and organization. Mr. Gibson received his MBA degree at Thunderbird School of International Management in Glendale, Arizona, specializing in the Asia region. He earned his undergraduate Bachelor of Science in International Relations degree from the University of Minnesota in Minneapolis, Minnesota, graduating summa cum laude. He also completed IBM’s Internal Graduate School program at IBM Systems Research Institute.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Iveda’s common stock as of June 7, 2013, for (i) each person known by Iveda to be a beneficial owner of 5% or more of the outstanding common stock of Iveda; (ii) each executive officer and director; and (iii) all directors and executive officers of Iveda as a group. As of June 7, 2013 Iveda had 25,117,548 shares of common stock outstanding, options to purchase 4,922,887 shares of common stock outstanding, and warrants to purchase 3,277,569 shares of common stock outstanding.

Name of Beneficial Owner	Position	Amount of Shares of Common Stock	Options or Warrants to Purchase Common Stock	Total Beneficial Ownership (1)	Percent of Class (1)

David Ly (2)	CEO, Director, President	3,185,181	350,000	3,535,181	10.6%
Luz Berg (2)	COO, CMO & Secretary	0	1,447,183	1,447,183	4.3%
Brian Duling (2)	CFO, Treasurer	0	200,000	200,000	.6%
Joseph Farnsworth (2)	Director	424,692	277,500	702,192	2.1%
Gregory Omi (2)	Director	903,859	250,000	1,153,859	3.5%
James D. Staudohar (2)	Director	0	155,000	155,000	.5%
Robert Gillen (2)	Director	1,301,140	175,000	1,476,140	4.4%
Chen-Ho (Alex) Kuo (2)	Director, Chief Strategy Officer	300,000	200,000	500,000	1.5%
Alejandro Franco (2)	Director	250,000	100,000	350,000	1.1%
All directors and officers as a group		6,364,872	3,154,683	9,519,555	28.6%
William A. Walsh (3)		2,100,000	0	2,100,000	6.3%

(1) Reflects beneficial ownership of securities of Iveda calculated in accordance with Rule 13d-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2) The address for each of these individuals is c/o Iveda Solutions, 1201 S. Alma School Road, Suite 8500, Mesa, AZ 85210.

(3) The address for Mr. Walsh is 117 North 2nd Avenue, Sterling, Colorado 80751.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that Iveda’s executive officers, directors and 10% stockholders timely complied with their filing requirements during the year ended December 31, 2012, with the following exceptions: 1) on June 20, 2012, Mr. Joe Farnsworth filed an untimely Form 4 with respect to a series of transactions that occurred on September 12, 2011, September 22, 2011, November 1, 2011, November 15, 2011, and December 23, 2011; 2) on September 5, 2012, Mr. Brian Duling filed an untimely Form 4 with respect to a transaction that occurred on August 31, 2012; and 3) on June 5, 2013, Mr. Joe Farnsworth filed an untimely Form 4 with respect to a transaction that occurred on January 23, 2013.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Philosophy and Overview

The Company believes that it is important to design a compensation program that supports the Company’s business strategy. As a result, our compensation program emphasizes performance-based compensation and is designed to support the Company’s business goals, promote short- and long-term growth, and attract, retain, and motivate key talent. The compensation program has three components:

(1) base salary;

(2) bonus awards; and

(3) long-term performance incentives.

The Company believes that our executive officers and other key employees should have a portion of their potential annual compensation tied to our profitability and other Company goals. Additionally, we seek to align the ability to earn long-term incentives directly with the interests of our stockholders through the use of equity-based incentives. The Company strives to ensure compensation is competitive with companies similar to the Company; however, the Company acknowledges that base salaries are currently below market.

Summary Compensation Table

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by, or paid to the Company’s principal executive officer, principal financial officer, and each of the most highly compensated executive officers who receive total annual compensation of at least $100,000 (the “Named Executive Officers”). Salary and other compensation for these officers and former officers were set by the Board of Directors. The Company has historically suffered severe shortages in cash and has structured its compensation policies to provide below market rate salaries and focus instead on reward of equity.

Name and Principal Position	Year	Salary	Bonus		Stock awards	Option Awards		Nonequity incentive plan compensation	Nonqualified deferred compensation earnings	Total
David Ly	2012	$135,225	$60,000	(1)	-	$13,491	(2)	-	-	$208,716
Chairman, CEO, President	2011	$118,654	$41,981	(3)	-	$115,500	(2)	-	-	$276,135
Luz Berg	2012	$130,225	$45,000	(1)	-	$6,746	(2)	-	-	$181,971
COO, CMO, Secretary	2011	$116,923	$23,174	(4)	-	$192,500	(2)	-	-	$332,597
Brian Duling CFO, Treasurer(5)	2012	$38,827	$15,000	(1)	-	$52,560	(2)	-	-	$106,387

(1) Gross bonuses accrued in 2012 financial statements, to be paid in 2013.

(2) See Note 1 of the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K, filed on April 1, 2013 and provided by the Company along with this proxy statement, for information regarding assumptions underlying the valuation of equity awards.

(3) Net bonus of $25,000 was grossed up for taxes.

(4) Net bonus of $15,000 was grossed up for taxes.

(5) Mr. Duling was hired as the company’s CFO and Treasurer on August 31, 2012. Mr. Duling receives an annual salary of $115,000 and received options to purchase 200,000 shares of the Company’s common stock.

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Outstanding Equity Awards at Fiscal Year Ended December 31, 2012

The following table summarizes the outstanding equity award holdings held by our named executive officers.

Name	Number of Securities Underlying Unexercised Options/ Warrants (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David Ly, Chairman, CEO & Pres.	300,000(5) (options)	-		-	$1.00	6/20/21
	50,000(7) (options)	-		-	$1.10	12/18/22
Luz Berg, COO, CMO, & Secretary	256,140(1) (warrants)	-		-	$0.10	12/30/16
	240,331(2) (warrants)	-		-	$0.10	9/10/17
	425,712(3) (options)	-		-	$0.10	4/01/18
	500,000(4) (options)	-		-	$1.00	6/20/21
	25,000(7) (options)	-		-	$1.10	12/18/22
Brian Duling, CFO & Treasurer	-	200,000	(6)	-	$1.10	8/31/22

(1) The warrants became fully vested on December 30, 2006.

(2) The warrants became fully vested on September 10, 2007.

(3) The options became fully vested on April 10, 2008.

(4) The options became fully vested on June 20, 2011.

(5) The options became fully vested on June 20, 2011.

(6) The options become fully vested on August 31, 2015.

(7) The options became fully vested on December 18, 2012.

Equity Compensation Plans (As of December 31, 2012)

On October 15, 2009, the Company adopted the 2009 Stock Option Plan (the “2009 Option Plan”), pursuant to which it may grant equity awards to eligible persons. The 2009 Option Plan allows the Board of Directors to grant options to purchase up to 1,500,000 shares of common stock to directors, officers, key employees, and service providers of the Company. As of December 31, 2012, options to purchase 1,160,729 shares were outstanding under the 2009 Option Plan.

On January 18, 2010, the Company adopted the 2010 Stock Option Plan (the “2010 Option Plan”), which allows the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors, officers, key employees, and service providers of the Company. In 2011, the 2010 Option Plan was amended to increase the number of shares issuable under the 2010 Option Plan to 3,000,000 shares. At the 2012 Annual Meeting, the Board of Directors recommended and the stockholders approved the increase of the number of shares issuable under the 2010 Option Plan to 13,000,000 shares. The shares under the 2010 Option Plan are registered with the SEC under Forms S-8 filed on February 2, 2010 and June 24, 2011. As of December 31, 2012, options to purchase 3,877,783 shares were outstanding under the 2010 Option Plan.

The Company has also periodically issued warrants to purchase shares of common stock as equity compensation to officers, directors, employees, and consultants. As of December 31, 2012, warrants to purchase 2,797,219 shares of common stock were outstanding with a weighted average exercise price of $0.90 per share, all of which were issued either as equity compensation or in connection with financing transactions. Terms of these warrants are comparable to the terms of the outstanding options.

Option Exercises and Stock Vested

There were no exercises of stock options by any of our named executive officers during the last fiscal year. Other than as described above, the Company has not issued any stock that could vest during the last fiscal year.

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TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company has provided surveillance services since 2005 at a pre-established rate to entities owned by Ross Farnsworth, either through a family partnership or through his majority owned limited liability company, and subsequently Ross Farnsworth became a stockholder of the Company in 2006. Mr. Farnsworth’s holdings have always been less than 5% of the Company’s outstanding stock, but the revenue for the year ended December 31, 2012 and the year ending 2011 was $71,350 and $68,119, respectively, and there was a trade accounts receivable balance of $0 and $5,859 at December 31, 2012 and December 31, 2011, respectively.

On June 7, 2012, the Company entered into a debenture agreement with one of its Board Members for $200,000. Interest is payable at 10% per annum, payable on the maturity date of July 6, 2012. The Company issued warrants to purchase 20,000 shares of the Company stock, at an exercise price of $1.10. Accordingly, the Company recognized a discount of $15,179 on the principal value of the $200,000 and the discount is fully amortized by June 30, 2012.

On June 20, 2012, the Company entered into a separate debenture agreement with a different Board Member for $200,000. Interest is payable at 12% per annum, payable on the maturity date of June 20, 2013. The Company issued warrants to purchase 20,000 shares of the Company stock, at an exercise price of $1.00. Accordingly, the Company recognized a discount of $16,789 on the principal value of the $200,000 and is amortizing the discount over the 12 month term of the debenture.

On November 2, 2011, the Company entered into a Consulting Agreement with Amextel, which is owned by Alejandro Franco, a member of our Board of Directors. Under the Consulting Agreement, Mr. Franco agrees to provide consulting services to the Company related to international sales and business development and strategic alliance opportunities in exchange for 250,000 shares of restricted Iveda common stock and 20% of revenues derived from customers facilitated by Mr. Franco. For funding sources provided by Mr. Franco, Mr. Franco will receive warrants to purchase Iveda common stock in amounts to be negotiated at that time.

AUDIT COMMITTEE REPORT

The Audit Committee was formed in February 2010 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Regarding the Company’s fiscal year ending on December 31, 2012, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2012, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

The Audit Committee members for fiscal year 2012 were James Staudohar (Chairman), Joseph Farnsworth and Robert Gillen.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF COMPANY INDEPENDENT PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed Albert Wong & Co. (“AW”) as independent auditors for the 2013 fiscal year. AW will audit the Company’s consolidated financial statements for the 2013 fiscal year and perform other services. While stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of AW to the stockholders for ratification as a good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain AW. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Change in Accountants

On October 17, 2011, the Company, with the approval of the Audit Committee of the Board of Directors, appointed AW as the Company’s principal accounting firm. Since 2008, AW has served as the principal accounting firm for Sole Vision Technologies (“MegaSys”), a Taiwanese corporation acquired by the Company in April 2011. Due to the larger business comprised by the MegaSys subsidiary, the Company decided to replace its former principal accounting firm, Farber Hass Hurley LLP (“FHH”), with AW in order to increase efficiencies and reduce costs in its auditing procedures. FHH continues to assist AW on the audit of the Company’s U.S. based operations.

FHH previously served as our independent auditor. As previously reported on a Form 8-Ks filed October 21, 2011 and November 2, 2011, pursuant to a mutual arrangement among the Company, FHH, and AW, and with the approval of the Company’s Audit Committee, effective October 17, 2011, FHH resigned as the Company’s principal accounting firm and AW was appointed as the Company’s new principal accounting firm. The chief purpose of the change was to achieve efficiencies and cost savings for the Company. Since 2008, AW has served as the principal accounting firm for MegaSys, a Taiwanese corporation that was acquired by the Company in April 2011. Since MegaSys’ operations are currently larger than the Company’s U.S. operations, the Company will achieve efficiencies and cost savings by having AW, which is Hong-Kong based, serve as its lead accounting firm. FHH, which is U.S. based, will continue to be engaged by AW to assist them in the audit and reviews of the Company’s U.S. operations.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2010, and through October 17, 2011, there were no disagreements between the Company and FHH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to FHH’s satisfaction, would have caused FHH to make reference to the subject matter of the disagreement in connection with its audit reports on the Company’s financial statements. None of the reportable events set forth in Item 304(a)(1)(iv) or (v) of Regulation S-K occurred during the period in which FHH served as the Company’s independent registered public accounting firm.

The audit reports of FHH on the Company’s financial statements as of and for the fiscal year ended December 31, 2010 did not contain an adverse opinion or disclaimer of opinion.

The Company provided FHH a copy of its disclosures prior to their filing with the Securities and Exchange Commission and requested that FHH furnish a letter addressed to the Securities and Exchange Commission stating whether FHH agrees with the statements made herein. A copy of FHH’s letters were filed as exhibits to the aforementioned Form 8-K on October 21, 2011 and November 2, 2011, as permitted by Item 304(a)(3) of Regulation S-K.

Prior to October 17, 2011, the date that AW was retained as the independent registered public accounting firm of the Company:

(1) The Company did not consult AW regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements;

(2) Neither a written report nor oral advice was provided to the Company by AW that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Company did not consult AW regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

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Attendance at Annual Meeting

A representative of AW is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Fees Billed to the Company in fiscal years 2012 and 2011

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent auditor, AW, and its former principal accountant, FHH:

Services Provided	2012	2011
Audit Fees(1)	$66,000	$56,000
Audit-Related Fees(2)	$15,448	$11,550
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$81,448	$67,550

(1)	Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

(2)	Audit-related fees include fees for professional services reasonably related to the performance of audit services and accounting services, including consultations with management on various audit and accounting matters.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, FHH and AW. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by AW and FHH described above were approved by the Audit Committee.

AW and FHH did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of AW to audit the Company’s books and accounts for the fiscal year ending December 31, 2013.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of AW as the Company’s independent auditors.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

General Information Regarding Say on Pay Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd Frank”) added several provisions to the federal securities laws which amended the disclosure rules and forms related to public company disclosure, including provisions which increase stockholder participation with regard to executing certain corporate policies related to the compensation of the Company’s Named Executive Officers. Specifically, Dodd Frank inserted a new section 14A to the Securities Exchange Act which requires that stockholders of the Company vote on a non-binding advisory basis (1) to approve the compensation of the Company’s Named Executive Officers, as set forth above under the heading “Executive Compensation and Other Information,” pursuant to the SEC’s compensation disclosure rules (this vote is referred to herein as “Say on Pay”), and (2) to determine whether Say on Pay votes will occur every one year, every two years, or every three years. The Say on Pay vote is a non-binding advisory vote. Accordingly, the Say on Pay vote may not be construed as overruling the Board of Directors or altering or adding to the fiduciary duties of the Board of Directors with respect to executive compensation issues. However, the Company’s Compensation Committee and Board of Directors value your input and opinion and will consider the results of the Say on Pay vote in determining executive compensation awards. Although Dodd Frank was enacted in 2010, these provisions are applicable to the Company for the first time this year due to the Company’s reduced disclosure requirements pursuant to its status as a “smaller reporting company.” A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Compensation of Named Executives

The compensation policies and practices, as well as detailed information regarding the compensation of the Company’s Named Executive Officers, is set forth in this proxy statement. The Company seeks to maintain a compensation program that emphasizes performance-based compensation in order to support the Company’s business goals, promote short- and long-term growth, and attract, retain and motivate key talent. Because the Company believes that executive compensation should be tied to the profitability of the Company, and because the Company has recognized cash flow shortages, our compensation policies seek to pay below market cash salaries and focus instead on reward of equity. The Company believes that the base salary compensation of its named executives is below market.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Company’s Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K and set forth above under the heading “Executive Compensation and Other Information,” including in the compensation tables and the narrative discussion set forth therein.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF

HOLDING SAY ON PAY VOTES

General Information Regarding the Frequency of Say on Pay Votes

In addition to the Say on Pay vote, Dodd Frank also requires that at least once every six years stockholders of public companies vote to determine how frequently they will hold Say on Pay votes. In this Proposal 4, stockholders may choose between holding Say on Pay votes once EVERY ONE YEAR, once EVERY TWO YEARS or once EVERY THREE YEARS. Alternatively, stockholders may vote to ABSTAIN from voting. Similar to the Say on Pay vote itself, this vote regarding frequency of Say on Pay is a non-binding advisory vote which will nonetheless be considered by the Board of Directors in setting its compensation disclosure and stockholder approval policies. The category receiving the most votes of shares represented at the meeting and entitled to vote thereat will be the approved option.

The Board of Directors believes that stockholder participation in the Company’s executive compensation policy is crucial. Such participation makes it more likely that the Board of Directors will consult the opinions of stockholders while setting executive compensation policy and will seek to align executive compensation policy with the interests of stockholders. Holding a Say on Pay vote once per year ensures that the Board of Directors will continue to consider the highly valued opinions of the Company’s stockholders, and we do not believe this policy would add an unacceptable amount of administrative burden to the Company’s operations. Securities laws require that companies submitting nominees to the board of directors provide stockholders with extensive disclosure regarding the compensation of their named executive officers and board members. Since the Company elects its directors once per year, it is required to provide the stockholders with this information on an annual basis. We believe it to be good policy to consider stockholder opinion as part of the total mix of information available to the Board of Directors.

Recommendation of Board of Directors

The Board of Directors unanimously recommends that you vote in favor of holding the Say on Pay vote once EVERY ONE YEAR.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2013 proxy statement. Any such proposal must be received by the Company not later than February 13, 2014. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities law. Notice of a stockholder proposal submitted outside of the process of Rule 14a-8 will be considered untimely after February 13, 2014. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or nomination submitted by a stockholder.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

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ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for fiscal year 2012 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2012 with the Securities and Exchange Commission. A stockholder also may obtain a copy of the Company’s Annual Report on Form 10-K at no charge, or a copy of exhibits thereto for a reasonable charge, by writing to Iveda Solutions, Inc., 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, THE COMPANY HOPES THAT YOU WILL HAVE YOUR STOCK REPRESENTED BY COMPLETING, SIGNING, DATING AND RETURNING YOUR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

IVEDA SOLUTIONS, INC., a Nevada corporation

By:	/s/ David Ly
David Ly, Chief Executive Officer, President and Chairman

By:	/s/ Brian Duling
Brian Duling, Chief Financial Officer and Treasurer

June 13, 2013

Mesa, Arizona

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PROXY

IVEDA SOLUTIONS, INC.

1201 S. ALMA SCHOOL RD., SUITE 8500

MESA, ARIZONA 85210

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS ON JULY 17, 2013.

The undersigned does hereby appoint David Ly, Luz Berg and Brian Duling as agents and proxies of the undersigned, with full power of substitution, to represent and to vote, as designated below, all the shares of Common Stock of Iveda Solutions, Inc. (the “Company”) held of record by the undersigned on June 7, 2013 (the “Record Date”) in connection with the proposals presented at the Company’s Annual Meeting of Stockholders to be held on July 17, 2013 at 2 p.m. local time, at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, or any adjournment or postponement thereof, all as more fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement dated June 13, 2013, hereby revoking all proxies heretofore given with respect to such shares.  The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3, and a vote of “EVERY ONE YEAR” for Proposal 4.

PROPOSAL 1

ELECTION OF DIRECTORS:	FOR all nominees listed below ☐	WITHHOLD AUTHORITY ☐
	(EXCEPT AS MARKED TO THE CONTRARY BELOW)	TO VOTE FOR ALL NOMINEES LISTED BELOW

(Instructions: To withhold authority to vote for any individual nominee strike a line through the nominee’s name in the list below.)

DAVID LY, JAMES D. STAUDOHAR, GREGORY OMI, JOSEPH FARNSWORTH, ROBERT GILLEN, CHEN-HO (ALEX) KUO, and ALEJANDRO FRANCO

PROPOSAL 2

TO CONSIDER AND VOTE UPON A PROPOSAL TO RATIFY THE APPOINTMENT OF ALBERT WONG & CO. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 3

TO CONSIDER AND VOTE ON A NON-BINDING ADVISORY BASIS TO APPROVE THE COMPENSATION paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in Item 11 of the Company’s Form 10-K for the year ended December 31, 2012, including in the compensation tables and the narrative discussion set forth therein

FOR ☐	AGAINST ☐	ABSTAIN ☐

[Continued on next page.]

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PROPOSAL 4

TO CONSIDER AND VOTE ON A NON-BINDING ADVISORY BASIS UPON THE FREQUENCY OF HOLDING A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVES, WITH SUCH VOTE OCCURRING ONCE DURING THE TIME PERIOD INDICATED.

EVERY ONE YEAR ☐	EVERY TWO YEARS ☐	EVERY THREE YEARS ☐	ABSTAIN ☐

The undersigned hereby revokes any proxy heretofore given with respect to such shares and confirms all that said proxy, or any of them, or any substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy CARD will be voted (1) “FOR” the election of all directors, (2) “FOR” the ratification of the appointment of Albert Wong & Co. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012, (3) “FOR” the advisory vote to approve the Company’s executive compensation, and (4) in favor of holding the advisory vote to approve the Company’s executive compensation once “EVERY ONE YEAR.” The undersigned hereby acknowledges receipt of the Company’s Notice of Annual Meeting of Stockholders to be held on July 17, 2013, the Company’s Proxy Statement dated June 13, 2013 (and the accompanying proxy card), and the Company’s 2012 Annual Report to Stockholders.

Dated

(Signature)

(Print Name)

(Additional signature, if held jointly)

(Title, if applicable)

Please date and sign exactly as your name appears hereon. If your shares are held as joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian or in any similar capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving title. If a partnership, please sign in partnership name by an authorized person

PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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